                    WM MONEY MARKET FUNDS
                          Prospectus
                                 MARCH 1, 2004
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MONEY FUNDS

+ Money Market Fund
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+ Tax-Exempt Money Market Fund
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+ California Money Fund
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                                    CONTENTS

                                                PAGE
Risk/Return Summary...........................    2
  Money Market Fund...........................    3
  Tax-Exempt Money Market Fund................    4
  California Money Fund.......................    5
  Summary of Principal Risks..................    6
Fees and Expenses.............................    9
Description of the Funds......................   10
Common Investment Practices...................   12
Shareholder Transactions......................   16
Distribution of Income and Capital Gains......   17
Tax Considerations............................   17
Distribution Plan.............................   19
Advisor.......................................   19
Financial Highlights..........................   21

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a crime.

                              RISK/RETURN SUMMARY

The WM Money Market, Tax-Exempt Money Market and California Money Funds (the "Funds") are part of the WM Group of Funds. This Prospectus describes Class A shares of the Funds for Individual Retirement Account ("IRA") clients of Washington Mutual Bank or WM Financial Services, Inc. and for certain other clients of WM Financial Services. The Funds also offer Class A shares (and, in the case of the Money Market Fund, Class B and Class C shares) to other investors through the combined WM Group of Funds prospectus, which you can obtain by contacting WM Shareholder Services, Inc., at 1-800-222-5852, or your investment advisor.

This summary identifies the investment objectives, principal investment strategies and principal risks of the Funds. The principal investment strategies identified in this summary are not the only investment strategies available to the Funds, and some of the principal investment strategies identified may not be available at any given time. For a discussion of all of the investment strategies available to the Funds, please see the Statement of Additional Information (the "SAI").

The discussion of each Fund's principal investment strategies includes a short discussion of some of the principal risks of investing in such a Fund. You can find additional information about each Fund, including a more detailed description of these and other principal risks of an investment in each Fund, after this summary. Investments mentioned in the summary and described in greater detail under "Investment Practices" below appear in BOLD TYPE. Please be sure to read the more complete descriptions of the Funds, and the related risks, before you invest.

Below the description of each Fund is a bar chart showing how the investment returns of its Class A shares have varied in the past ten years. The bar chart is intended to provide some indication of the volatility of the Fund's returns. The table following each bar chart shows how average annual total returns of the Fund compare to returns of a broad-based securities market index for the last one, five and ten years. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.

There can be no assurance that any Fund will achieve its objectives. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

--------------------------------------------------------------------------------
                               MONEY MARKET fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to maximize current income while preserving capital and maintaining liquidity.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests in high-quality money market instruments, which may include U.S. GOVERNMENT SECURITIES, corporate obligations, floating and variable rate securities, municipal obligations, U.S. dollar-denominated FOREIGN INVESTMENTS, ASSET-BACKED SECURITIES, REPURCHASE AGREEMENTS and WHEN-ISSUED SECURITIES and DELAYED-DELIVERY TRANSACTIONS.


Among the principal risks of investing in the Fund are:


- Market Risk

- Credit Risk

- Foreign Investment Risk

- Liquidity Risk

- Management Risk

- Money Market Risk

                      YEARLY performance of Class A Shares
[Money Market Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             3.47
1995                                                                             5.33
1996                                                                             4.88
1997                                                                             5.04
1998                                                                             5.00
1999                                                                             4.56
2000                                                                             6.01
2001                                                                             3.65
2002                                                                             1.31
2003                                                                             0.70

During the periods shown above, the highest quarterly return was 1.56% (for the quarter ended 12/31/00), and the lowest was 0.15% (for the quarters ended 9/30/03 and 12/31/03).

                               PERFORMANCE TABLE

----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                   PAST        PAST        PAST
(FOR PERIODS ENDED DECEMBER 31, 2003)                        ONE YEAR   FIVE YEARS   TEN YEARS
----------------------------------------------------------------------------------------------
 CLASS A SHARES                                               0.70%       3.23%        3.98%
----------------------------------------------------------------------------------------------
 CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX*                  1.07%       3.76%        4.19%
----------------------------------------------------------------------------------------------

 * This is an unmanaged index that measures the performance of 3-month U.S. Treasury bills currently available in the marketplace.

--------------------------------------------------------------------------------
                          TAX-EXEMPT MONEY MARKET fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to maximize current income that is exempt from federal income tax while preserving capital and maintaining liquidity.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in high-quality, short-term, fixed-income MUNICIPAL OBLIGATIONS issued by states, counties, cities or other governmental entities that generate income exempt from federal income tax other than the federal alternative minimum tax. The Fund's investments may include VARIABLE RATE OBLIGATIONS, MUNICIPAL BONDS, HOLDINGS IN OTHER INVESTMENT COMPANIES, MUNICIPAL LEASES, WHEN-ISSUED and DELAYED-DELIVERY SECURITIES and AMT-SUBJECT BONDS.


Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Liquidity Risk

- Management Risk

- Tax Risk

- Money Market Risk

                     YEARLY performance of Class A Shares*
[Money Market Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             2.37
1995                                                                             4.01
1996                                                                             3.05
1997                                                                             3.18
1998                                                                             3.07
1999                                                                             2.69
2000                                                                             3.48
2001                                                                             2.16
2002                                                                             0.94
2003                                                                             0.46

During the periods shown above, the highest quarterly return was 1.44% (for the quarter ended 6/30/95), and the lowest was 0.08% (for the quarter ended 9/30/03).

                               PERFORMANCE TABLE*

----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                   PAST        PAST        PAST
(FOR PERIODS ENDED DECEMBER 31, 2003)                        ONE YEAR   FIVE YEARS   TEN YEARS
----------------------------------------------------------------------------------------------
 CLASS A SHARES                                               0.46%       1.94%        2.54%
----------------------------------------------------------------------------------------------
 CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX**                 1.07%       3.76%        4.19%
----------------------------------------------------------------------------------------------

 * The Fund's performance through December 31, 2003 benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.
 ** This is an unmanaged index that measures the performance of 3-month U.S.
    Treasury bills currently available in the marketplace.

--------------------------------------------------------------------------------
                             CALIFORNIA MONEY fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to maximize current income that is exempt from federal and California state personal income tax, consistent with safety of principal and maintenance of liquidity.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in high-quality, short-term, fixed-income MUNICIPAL OBLIGATIONS issued by states, counties, cities or other governmental bodies that generate income exempt from California state personal income tax and federal income tax other than the federal alternative minimum tax. The Fund may also invest in VARIABLE RATE OBLIGATIONS, MUNICIPAL BONDS, HOLDINGS IN OTHER INVESTMENT COMPANIES, MUNICIPAL LEASES, WHEN-ISSUED and DELAYED-DELIVERY SECURITIES and AMT-SUBJECT BONDS.


Among the principal risks of investing in the Fund are:

- Market Risk


- Credit Risk


- Geographic Concentration Risk


- Liquidity Risk


- Management Risk


- Tax Risk


- Money Market Risk

The Fund is also "non-diversified," which means that the Fund may invest more of its assets in the securities of fewer issuers than other mutual funds. Thus, the Fund is also subject to non-diversification risk.
                     YEARLY performance of Class A Shares*
[Money Market Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             2.20
1995                                                                             3.11
1996                                                                             2.76
1997                                                                             2.85
1998                                                                             2.48
1999                                                                             2.27
2000                                                                             2.93
2001                                                                             1.92
2002                                                                             0.85
2003                                                                             0.47

During the periods shown above, the highest quarterly return was 1.32% (for the quarter ended 3/31/01), and the lowest was 0.07% (for the quarter ended 9/30/03).
                               PERFORMANCE TABLE*

----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                   PAST        PAST        PAST
(FOR PERIODS ENDED DECEMBER 31, 2003)                        ONE YEAR   FIVE YEARS   TEN YEARS
----------------------------------------------------------------------------------------------
 CLASS A SHARES                                               0.47%       1.68%        2.18%
----------------------------------------------------------------------------------------------
 CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX**                 1.07%       3.76%        4.19%
----------------------------------------------------------------------------------------------

 * The Fund's performance through December 31, 2002 benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.
 ** This is an unmanaged index that measures the performance of 3-month U.S.
    Treasury bills currently available in the marketplace.

                           SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Funds can change with the value of the investments held by the Funds. Many factors can affect that value, and it is possible to lose money on investments in the Funds. Factors that may affect a Fund as a whole are called "principal risks." They are summarized in this section. These risks can change over time, because the types of investments made by the Funds can change over time. Investments mentioned in this summary and described in greater detail under "Description of the Funds" or "Common Investment Practices" appear in BOLD TYPE. Those sections also include more information about the Funds, their investments and the related risks.

+ MONEY MARKET RISK. While the Funds are designed to be relatively low risk investments, they are not entirely free of risk. The Funds may not be able to maintain a net asset value ("NAV") of $1.00 per share as a result of a deterioration in the credit quality of issuers whose securities the Funds hold or an increase in interest rates. In addition, investments in the Funds are subject to the risk that inflation may erode the Funds' purchasing power over time.

+ MARKET RISK. Each of the Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a Fund's portfolio securities.

  One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in a Fund is likely to decline because its income-producing securities are likely to be worth less. This type of risk is generally greater for securities with longer maturities.

+ CREDIT RISK. Each of the Funds may be subject to credit risk even though they invest exclusively in high-quality money market instruments. This is the risk that the issuer or the guarantor of a fixed-income security or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, LENDING OF SECURITIES and other over-the-counter transactions), may be unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. If a Fund makes U.S. dollar-denominated FOREIGN INVESTMENTS, its credit risk may be increased because of difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. Varying degrees of credit risk, often reflected in credit ratings, apply.

+ LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a

Fund from selling these ILLIQUID SECURITIES at an advantageous price.

+ MANAGEMENT RISK. Each of the Funds is subject to management risk because it is an actively managed investment portfolio. WM Advisors, Inc. ("WM Advisors") will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases, investments may be unavailable or WM Advisors may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Funds.

+ FOREIGN INVESTMENT RISK. The Money Market Fund may make U.S. dollar-denominated FOREIGN INVESTMENTS. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends.

+ PORTFOLIO REALLOCATION RISK. From time to time, the Money Market Fund may experience relatively large investments or redemptions from one or more of the series of WM Strategic Asset Management Portfolios, LLC (the "Portfolios"). The Portfolios are also advised by WM Advisors and provide asset allocation services by investing in the Money Market Fund and other funds within the WM Group of Funds. These transactions will affect the Fund, since the Fund may have to sell portfolio securities due to redemptions or purchase securities due to investments. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that it may be required to sell securities or invest cash at times it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. WM Advisors is committed to minimizing such impact on the Fund to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Fund. WM Advisors will at all times monitor the impact on the Fund of transactions by the Portfolios.

+ GEOGRAPHIC CONCENTRATION RISK. The California Money Fund invests significant portions of its assets in concentrated geographic areas like California and certain U.S. territories and is generally more exposed to regional economic risks than Funds making broader investments.

+ NON-DIVERSIFICATION RISK. Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. The California Money Fund is NON-DIVERSIFIED. This means it can invest a greater portion of its assets in a relatively small number of issuers and will have greater concentration of risk. Some of those issuers may present substantial credit or other risks.

+ TAX RISK. The Tax-Exempt Money Market and California Money Funds are subject to the risk that some or all of the interest they receive might become taxable by law or be determined by the Internal Revenue Service (or the relevant state tax authority) to be taxable. In this event, the value of the Funds' investments would likely fall, and some or all of the income distributions paid by the Funds might become taxable. In addition, some or all of the income distributions paid by these Funds may be subject to federal alternative minimum income tax.

+ LEVERAGING RISK. The Funds may take on leveraging risk by investing collateral from securities loans and by borrowing money to meet redemption requests.

--------------------------------------------------------------------------------

                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you invest in Class A shares of the Funds. The Money Market Fund offers other classes of shares that are subject to different fees and expenses. For information about other classes of shares offered by the Money Market Fund, please contact WM Shareholder Services at 1-800-222-5852. The examples are intended to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. The examples assume that your investment has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission, and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.

-----------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
     ------------------------------------------------------------------------------------------------------------
  Maximum sales charge imposed on purchases                                                             0.00%
  Maximum deferred sales charge (load) imposed on redemptions                                           0.00%
     ------------------------------------------------------------------------------------------------------------

                                                                                               EXAMPLES: You would
                                                                                               pay the following expenses
                                                                                               on a $10,000 investment
                                                                                               assuming a 5% annual return
                                                     ANNUAL FUND OPERATING EXPENSES            and redemption at the end
     CLASS A SHARES                           (expenses that are deducted from Fund assets)    of each period:
     ------------------------------------------------------------------------------------------------------------
                                                                                    Total
                                                                                   Annual
                                                           Service                   Fund
                                             Management    (12b-1)     Other      Operating    One    Three   Five     Ten
                                                Fees         Fees     Expenses    Expenses     Year   Years   Years   Years
     ----------------------------------------------------------------------------------------------------------------------
  Money Market Fund                             0.45%        0.00%      0.14%        0.59%     $60    $189    $329    $738
  Tax-Exempt Money Market Fund(1)               0.45         0.00       0.34         0.79       81     252     439     978
  California Money Fund(1)                      0.45         0.00       0.35         0.80       82     255     444     990
---------------------------------------------------------------------------------------------------------------------------

---------------
(1) Does not reflect the undertaking by WM Advisors to limit the Fund's expenses to the percentage of net assets shown on page 20.

                            DESCRIPTION OF THE FUNDS

This section provides a more complete description of the principal investment strategies and risks of each Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Funds that may engage in such practices to a significant extent. The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on investment opportunities and may prevent the Funds from achieving their goals. You can find additional descriptions of the Funds' strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this Prospectus or the SAI, the investment objectives and investment policies set forth in this Prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

Each Fund invests only in U.S. dollar-denominated short-term, money market securities. The Funds will only purchase securities issued or guaranteed by the U.S. government, its agencies, sponsored entities or instrumentalities or securities that are, or have issuers that are:

- rated by at least two NRSROs, such as Standard & Poor's ("S&P"), Fitch Ratings ("Fitch") or Moody's Investors Services, Inc. ("Moody's"), in one of the two highest rating categories for short-term fixed-income securities;

- rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating; or

- if not so rated, determined to be of comparable quality.

A description of the rating systems of S&P, Fitch and Moody's is contained in the SAI. At the time of investment, no security (except U.S. government securities subject to repurchase agreements and variable rate demand notes) purchased by a Fund will have a maturity exceeding 397 days, and each Fund's average portfolio maturity will not exceed 90 days. The Funds will attempt to maintain a stable NAV of $1.00, but there can be no assurance that any Fund will be able to do so.

MONEY MARKET FUND. To accomplish its objective, the Money Market Fund invests solely in money market instruments that may be included in the following six general categories:

- U.S. government securities;

- short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies) and state and local governments and municipalities to finance short-term cash needs;

- obligations of U.S. and foreign banks with assets of more than $500 million;

- securities issued by foreign governments, their agencies or instrumentalities or by supranational entities;

- short-term corporate securities rated in one of the two highest rating categories by an NRSRO; and

- repurchase agreements.

TAX-EXEMPT MONEY MARKET FUND. The Tax-Exempt Money Market Fund invests primarily in a diversified selection of municipal obligations, the income from which is exempt from federal income tax. These obligations include fixed-income obligations issued by states, counties, cities or other governmental bodies that generate income exempt from federal income tax. Short-term municipal obligations may include, but are not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes, or other forms of short-term municipal loans and obligations. Under normal market conditions, the Fund will not invest more than 20% of its assets in AMT-subject bonds.

For temporary defensive purposes, the Fund may invest more than 20% of its assets in instruments that are not municipal obligations and that are eligible for purchase by the Money Market Fund, which may produce income that is not exempt from federal income taxes.

The Fund may also invest in variable rate demand obligations, stand-by commitments, when-issued securities and forward commitments.

CALIFORNIA MONEY FUND. To accomplish its objective, the California Money Fund invests in a portfolio of municipal obligations. It is a fundamental policy of the Fund to invest, under normal market conditions, at least 80% of its total assets in municipal obligations. The Fund normally invests at least 80% of its total assets in municipal obligations issued by the State of California and its political subdivisions and certain other governmental issuers (such as the Commonwealth of Puerto Rico), which produce income that is exempt from California State personal income tax. The Fund may also invest in AMT-subject bonds.

The Fund may also invest in variable rate demand obligations, stand-by commitments, when-issued securities and forward commitments.

For temporary defensive purposes, the Fund may invest more than 20% of its assets in instruments that are not municipal obligations and that are eligible for purchase by the

Money Market Fund, which may produce income that is not exempt from federal income taxes or California personal income tax.

COMMON INVESTMENT PRACTICES

The next several pages contain more detailed information about types of securities in which the Funds may invest, and strategies which WM Advisors may employ in pursuit of the Funds' investment objectives. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.

ASSET-BACKED SECURITIES. The Money Market and Tax-Exempt Money Market Funds may invest in asset-backed securities. Asset-backed securities are secured by interests in underlying assets. The underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, including home equity loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

BORROWING. The Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the California Money Fund, such borrowings may not exceed 30% of total assets. The Money Market and Tax-Exempt Money Market Funds may borrow up to 5% of their total assets for emergency, non-investment purposes. In addition, the Money Market and Tax-Exempt Money Market Funds may borrow up to 33 1/3% of their total assets to meet redemption requests. Each of the foregoing percentage limitations on borrowings is a fundamental policy of the respective Fund.

FLOATING RATE, INVERSE FLOATING RATE AND VARIABLE RATE INVESTMENTS. The Funds may purchase floating rate and variable rate obligations, including participation interests therein.

GEOGRAPHIC CONCENTRATION. Potential investors in the California Money Fund should consider the possibly greater risk arising from the geographic concentration of their investments, as well as the current and past financial condition of California municipal issues. In addition to factors affecting the state or regional economy, certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences affecting California municipal obligations.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors believes that it would be beneficial to the Fund, the Tax-Exempt Money Market and California Money Funds may, subject to any limitations imposed by the Investment Company Act of 1940, as amended ("the 1940 Act"), invest up to 10% of their assets in securities of mutual funds or other registered investment companies that are not affiliated with WM Advisors. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory and administration fees with respect to the assets so invested.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 10% of the net assets of each Fund may be invested in securities that are not readily marketable. Such illiquid securities may include:

- repurchase agreements with maturities greater than seven days;

- time deposits maturing in more than seven days;

- to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;

- certain over-the-counter options, as described in the SAI;

- certain variable rate demand notes having a demand period of more than seven days; and

- securities which are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

Securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Funds' Board of Trustees.

Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the Money Market and Tax-Exempt Money Market Funds, eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities (making restricted securities, in many instances, more liquid than they once were considered to be), investing in restricted securities could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. The Money Market Fund may lend portfolio securities to brokers and other financial organizations. The Fund may lend portfolio securities up to 33% of total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MUNICIPAL OBLIGATIONS, LEASES AND AMT-SUBJECT BONDS. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

The Tax-Exempt Money Market and California Money Funds may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

"AMT-subject bonds" are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs and water and sewer projects. Interest on AMT-subject bonds is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. See "Tax Considerations" for a discussion of the tax consequences of investing in AMT-subject bonds.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of a Fund to purchase sufficient amounts of tax-exempt securities.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements, which are purchases of underlying fixed-income securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the obligations at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Funds may be delayed or limited in their ability to sell the collateral. The Tax-Exempt Money Mar-ket and California Money Funds' investments in repurchase agreements are limited by their restrictions on investments in taxable instruments. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

STAND-BY COMMITMENTS. The Tax-Exempt Money Market and California Money Funds may acquire "stand-by commitments" with respect to municipal obligations held in their portfolios. Under a standby commitment, a dealer agrees to purchase, at a Fund's option, specified municipal obligations at a specified price. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available from them. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

U.S. GOVERNMENT SECURITIES. Each of the Funds may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The California Money Fund may purchase municipal obligations offered on a "forward commitment" basis.

When-issued municipal obligations may include bonds purchased on a "when, as and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. No when-issued or forward commitments will be made by the California Money Fund if, as a result, more than 20% of the value of the Fund's total assets would be committed to such transactions. A significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

SHAREHOLDER TRANSACTIONS

This Prospectus is intended for investors purchasing and selling Fund shares through a Washington Mutual Bank IRA or WM Financial Services account. Such investors should contact WM Financial Services, Inc. at 1-800-888-0055 to determine how to purchase or redeem shares.

Shares of the Funds are purchased and redeemed at the NAV next determined after receipt of a properly executed order to purchase or redeem. The NAV is calculated at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier. The NAV is calculated, for each class of shares of each Fund, by valuing the Fund's portfolio securities at amortized cost, adding all other assets, deducting liabilities, and dividing the result by the Fund's outstanding shares. Amortized cost means that the portfolio securities are initially valued at their cost when purchased. After the initial purchase, the difference between the purchase price and the known value at maturity is reduced or increased at a constant rate until maturity. This valuation method disregards the impact of fluctuating interest rates on the market value of the portfolio securities. The Funds' Board of Trustees has adopted procedures to ensure that this type of pricing is fair to the Funds' shareholders. However, the Trustees may decide that the amortized cost method of valuation is inappropriate in certain circumstances. In that case, the Trustees will decide how to determine fair value. While each Fund attempts to maintain a $1.00 per share NAV, there is no guarantee that it will be successful in doing so.

Shares of the Funds may be exchanged for the same class of shares of other mutual funds within the WM Group of Funds. Contact your investment adviser or WM Shareholder Services at 1-800-222-5852 for a prospectus that contains information about other funds within the WM Group of Funds and this exchange privilege.

Each Fund reserves the right to suspend the offering of shares at any time. Each Fund also reserves the right to reject any specific purchase order, including purchases by exchange.

Payment normally will be made on the next business day after redemption, but no later than seven days after the transaction, unless you recently purchased shares of a Fund by check or Automated Clearing House transfer. In that case, redemption proceeds may be delayed up to 10 business days after the purchase transaction, to allow for the collection of funds. Under unusual circumstances, each Fund may suspend redemptions or postpone payment for seven days as permitted by federal securities laws. Redemption proceeds will be sent by check or Automated Clearing House transfer to your bank account without charge. Wire redemption proceeds may be subject to a $10 fee. The receiving bank may also charge a fee.

DISTRIBUTION OF INCOME AND CAPITAL GAINS

The Funds distribute dividends from net investment income (which is essentially interest and dividends, if any, earned from securities, minus expenses). They also will make capital gain distributions if realized gains from the sale of securities exceed realized losses. The amount of dividends of net investment income and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of the Funds will normally be declared daily and paid monthly. Dividends and capital gain distributions are normally reinvested into additional shares of the Funds within brokerage accounts. Other payment arrangements may be possible depending upon the type of account.

TAX CONSIDERATIONS

The following describes the general tax treatment of income and capital gains distributions, and of redemptions of Fund shares. Tax treatment will vary depending on the shareholder's situation and the type of account. For example, income earned within an "IRA" is generally not taxable until withdrawn and then is generally taxed at ordinary income rates. If you are not investing through an IRA, you should consider the tax consequences discussed below.

The Funds will distribute substantially all of their net investment income and net realized capital gains on a current basis. You are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gain distributions. This is true whether such dividends or distributions are paid in cash or reinvested in additional shares.

Generally, dividends paid by the Funds from interest, dividends or net short-term capital gains will be taxed as ordinary income. For the period January 1, 2003 and December 31, 2008, distributions of investment income designated by the Funds as derived from "qualified dividend income" are taxed at rates applicable to long-term capital gain. The Funds do not expect a significant portion of distributions to be derived from qualified dividend income. Distributions designated by the Funds as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. Because of tax law requirements, you must provide a certified taxpayer identification number (for individuals, generally a Social Security number) to avoid the 28% "back-up" withholding tax. Early in each calendar year you will be notified of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

ADDITIONAL CONSIDERATION FOR SHAREHOLDERS OF THE TAX-EXEMPT MONEY MARKET AND CALIFORNIA MONEY FUNDS. Distributions designated as "exempt-interest dividends" by either the Tax-Exempt Money Market Fund or the California Money Fund are not generally subject to federal income tax. However, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

Each of the Tax-Exempt Money Market Fund and the California Money Fund may invest a portion of its assets in securities that generate income that is not exempt from federal (or state and local) income tax. Income exempt from federal tax may be subject to state and local income tax. In addition, any capital gains distributed by these Funds will be taxable as described above.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE CALIFORNIA MONEY FUND. A portion of the dividends paid by the California Money Fund will be exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax. Corporate taxpayers should consult their tax advisor concerning the California State tax treatment of investments in these Funds.

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUNDS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUNDS.

DISTRIBUTION PLAN

Each of the Funds has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A shares (a "Rule 12b-1 Plan"). Under the applicable Rule 12b-1 Plan, WM Funds Distributor, Inc., referred to as the Distributor in this Prospectus, may receive a service fee at an annual rate of 0.25% of the average daily net assets of Class A shares. However, the Funds currently are not making such payments and would not unless such payments are approved by its Trustees.

The Distributor may, from time to time, pay to other dealers, in connection with retail sales or the distribution of shares of a Fund, material compensation in the form of promotional material or educational meetings. Salespersons, including representatives of WM Financial Services, Inc. (a subsidiary of Washington Mutual), and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another, and may receive additional compensation or other incentives for selling Fund shares.

ADVISOR

The Funds are managed by WM Advisors, Inc., which is referred to as WM Advisors in this Prospectus. WM Advisors' address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. Each Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of WM Advisors. For more information, see the SAI.

WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating each Fund's investment policies (subject to the terms of this Prospectus), analyzing economic trends, directing and monitoring each Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Funds. WM Advisors is a wholly owned indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

During their most recent fiscal year, each of the Funds paid management fees to WM Advisors at the following rates:

                                  Fees Paid as a
                                    Percentage
FUNDS                             of Net Assets
------------------------------------------------
Money Market Fund                     0.45%
Tax-Exempt Money Market Fund          0.45%
California Money Fund                 0.45%

WM Advisors has undertaken to waive its management fees and reimburse expenses to the extent necessary to limit the total Fund operating expenses for the following Funds to the indicated annual rates through October 31, 2004:

                                   Total Fund
                                    Operating
                                  Expenses as a
                                   Percentage
FUNDS                             of Net Assets
-----------------------------------------------
Tax-Exempt Money Market Fund          0.81%
California Money Fund                 0.58%

------------------------------------------------------
------------------------------------------------------

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.
------------------------------------------------------
------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in Class A shares of the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Deloitte & Touche LLP. The Independent Auditors' Report, along with the Funds' financial statements, is included in the Annual Report to Shareholders, which is available upon request.

  MONEY MARKET FUND   CLASS A SHARES

                                                                             YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------
                                                                2003       2002       2001       2000       1999
                                                              ----------------------------------------------------
Net Asset Value, Beginning of Period........................     $1.00      $1.00      $1.00      $1.00      $1.00
                                                              --------   --------   --------   --------   --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................     0.008      0.014      0.043      0.056      0.044
                                                              --------   --------   --------   --------   --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................    (0.008)    (0.014)    (0.043)    (0.056)    (0.044)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................     $1.00      $1.00      $1.00      $1.00      $1.00
                                                              ========   ========   ========   ========   ========
Total Return(1).............................................     0.78%      1.42%      4.40%      5.79%      4.52%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)......................  $707,954   $689,002   $647,951   $458,368   $460,444
  Ratio of Operating Expenses to Average Net Assets(2)......     0.59%      0.59%      0.64%      0.65%      0.72%
  Ratio of Net Investment Income to Average Net Assets......     0.78%      1.41%      4.21%      5.62%      4.43%
  Ratio of Operating Expenses to Average Net Assets
   Without Fee Waivers, Expenses Reimbursed and Fees
   Reduced by Credits Allowed by the Custodian..............     0.59%      0.59%      0.64%      0.65%      0.73%

Footnotes appear on page 23

  TAX-EXEMPT MONEY MARKET FUND   CLASS A SHARES

                                                                          YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------
                                                               2003      2002      2001      2000      1999
                                                              -----------------------------------------------
Net Asset Value, Beginning of Period........................    $1.00     $1.00     $1.00     $1.00     $1.00
                                                              -------   -------   -------   -------   -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................    0.005     0.010     0.025     0.033     0.026
                                                              -------   -------   -------   -------   -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................   (0.005)   (0.010)   (0.025)   (0.033)   (0.026)
                                                              -------   -------   -------   -------   -------
Net Asset Value, End of Period..............................    $1.00     $1.00     $1.00     $1.00     $1.00
                                                              =======   =======   =======   =======   =======
Total Return(1).............................................    0.52%     1.00%     2.57%     3.39%     2.65%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)......................  $30,162   $33,300   $31,527   $28,596   $31,353
  Ratio of Operating Expenses to Average Net Assets(2)......    0.67%     0.67%     0.74%     0.72%     0.57%
  Ratio of Net Investment Income to Average Net Assets......    0.53%     0.99%     2.52%     3.33%     2.63%
  Ratio of Operating Expenses to Average Net Assets
   Without Fee Waivers, Expenses Reimbursed and Fees
   Reduced by Credits Allowed by the Custodian..............    0.79%     0.78%     0.74%     0.88%     0.89%

Footnotes appear on page 23

  CALIFORNIA MONEY FUND   CLASS A SHARES

                                                                          YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------
                                                               2003      2002      2001      2000      1999
                                                              -----------------------------------------------
Net Asset Value, Beginning of Period........................    $1.00     $1.00     $1.00     $1.00     $1.00
                                                              -------   -------   -------   -------   -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................    0.005     0.009     0.023     0.028     0.022
                                                              -------   -------   -------   -------   -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................   (0.005)   (0.009)   (0.023)   (0.028)   (0.022)
                                                              -------   -------   -------   -------   -------
Net Asset Value, End of Period..............................    $1.00     $1.00     $1.00     $1.00     $1.00
                                                              =======   =======   =======   =======   =======
Total Return(1).............................................    0.50%     0.89%     2.32%     2.79%     2.24%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)......................  $24,730   $27,673   $42,558   $35,407   $34,216
  Ratio of Operating Expenses to Average Net Assets(2)......    0.63%     0.63%     0.62%     0.69%     0.81%
  Ratio of Net Investment Income to Average Net Assets......    0.50%     0.89%     2.27%     2.76%     2.22%
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Reimbursed and Fees Reduced by
   Credits Allowed by the Custodian.........................    0.80%     0.70%     0.70%     0.69%     0.81%

---------------
(1) Total return does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the Funds' custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

--------------------------------------------------------------------------------

FOR MORE INFORMATION ABOUT THE WM GROUP OF FUNDS

The WM Group's Statement of Additional Information (SAI) and Annual and Semi-annual Reports to shareholders include additional information about the Funds. The SAI and the Independent Auditors' Reports, along with the financial statements, included in the Funds' most recent Annual Reports are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. The Funds' Annual Reports discuss the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the WM Group of Funds, or make shareholder inquiries by calling toll-free 1-800-222-5852 or by visiting www.wmgroupoffunds.com.

You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Funds on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the following file numbers:

FILE NO. 811-00123
MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUND

FILE NO. 811-05775
CALIFORNIA MONEY FUND